SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
TransTechnology Corporation

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement)
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NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS To Be Held July 19, 2006
PROXY STATEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF THE CHANGE OF THE COMPANY’S NAME TO BREEZE-EASTERN CORPORATION
PROPOSAL 3 -- RATIFICATION AND APPROVAL OF THE 2006 LONG TERM INCENTIVE PLAN
PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING
ANNUAL REPORTS
OTHER MATTERS
ANNEX A
ZACKS TOTAL RETURN ANNUAL COMPARISON 5 YEAR CUMULATIVE TOTAL RETURN SUMMARY March 2006

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 19, 2006
To the Stockholders of
TransTechnology Corporation:
The Annual Meeting of Stockholders (the “Meeting”) of TransTechnology Corporation (the “Company”) will be held at 10:00 a.m., local time, on Wednesday, July 19, 2006 at the Hilton Short Hills, 41 JFK Parkway, Short Hills, New Jersey, to consider and act upon the following matters:

1. To elect eight directors of the Company;

2. To approve the change of the name of the Company to Breeze-Eastern Corporation;

3. To approve the Company’s 2006 Long Term Incentive Plan; and

4. To transact such other business as may properly come before the Meeting.
Only the stockholders of record at the close of business on May 31, 2006 will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. A copy of the Company’s Annual Report, including financial statements for the fiscal year ended March 31, 2006, is enclosed with this Notice of Annual Meeting.
Whether or not you expect to attend the Meeting, you are urged to sign, date and return the enclosed proxy in the prepaid envelope provided. All shares represented by the enclosed proxy, if the proxy is properly executed and returned, will be voted as you direct. Your proxy will not be used if you attend the Meeting and vote in person.

By Order of the Board of Directors

GERALD C. HARVEY
Vice President, Secretary and General Counsel
Union, New Jersey
June 16, 2006

700 Liberty Avenue, Union, New Jersey 07083
PROXY STATEMENT
GENERAL INFORMATION
This Proxy Statement (first mailed to stockholders on or about June 16, 2006) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TransTechnology Corporation (the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on Wednesday, July 19, 2006, at 10:00 a.m., local time, at the Hilton Short Hills, 41 JFK Parkway, Short Hills, New Jersey, and any adjournment or adjournments thereof. All proxies which are properly completed, signed and returned to the Company prior to the Meeting will be voted as provided therein. Any proxy given by a stockholder may be revoked at any time before it is exercised by filing an instrument revoking it with the Secretary of the Company, by submitting to the Company a duly executed proxy bearing a later date, or by voting in person at the Meeting. The only voting securities of the Company consist of its common stock, $0.01 par value per share (the “Common Stock”). The close of business on May 31, 2006, has been fixed as the record date for the determination of holders of shares of Common Stock entitled to vote at the Meeting, and any adjournments thereof. As of that date, the Company had 9,228,718 shares of Common Stock outstanding. The holders of shares of Common Stock on the record date are entitled to vote at the Meeting.
The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. As to all matters to be considered at the Meeting and any adjournments thereof, each stockholder is entitled to one vote for each share of Common Stock he or she holds. The director nominees who receive the greatest number of votes at the Meeting will be elected to the Board. Votes against a candidate have no legal effect. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Stockholders are not entitled to cumulate votes.
The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting will be paid by the Company. The original solicitation of proxies by mail may be supplemented by telephone and personal solicitation. The Company has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies. It is expected that such firm will be paid approximately $6,500 for such services. In addition, the Company may request banks and brokers to solicit their cus-

tomers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation.
For purposes of this Proxy Statement, the fiscal year of the Company ended March 31, 2006, shall be referred to as the fiscal year of 2006 or fiscal 2006.
PROPOSAL 1 — ELECTION OF DIRECTORS
The Board of the Company is elected annually. The Certificate of Incorporation and Bylaws of the Company provide that the number of directors of the Company shall be not less than five nor more than fifteen, with the exact number to be fixed by the Bylaws. The exact number of directors is currently fixed at eight. Unless otherwise instructed, the proxies received will be voted for the election of the nominees named below. Although it is not anticipated that any of the nominees will be unable to serve, in the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxy holders may vote for substitute nominees at their discretion.
No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship among themselves or with any executive officer of the Company.
Information Concerning Nominees to the Board of Directors
Set out below is information about each nominee for election as a director. The information was obtained from the Company’s records or from information furnished directly by the individual.

			Director
Name	Position with the Company	Age	Since

Joseph S. Bracewell	Director Nominee	59
Thomas V. Chema	Director	59	1992
Jan Naylor Cope	Director	50	2001
John H. Dalton	Director	64	1999
Gail F. Lieberman	Director	62	2005
William J. Recker	Director	63	1997
William M. Shockley	Director	44	2006
Robert L.G. White	Director, President and Chief Executive Officer	64	2003

Mr. Bracewell has been a partner in the law firm of McKee Nelson, LLP, with offices in Washington, DC and New York, NY since 2002. From 1982 to 2001 he was associated with Century Bancshares, Inc. where he served as Chairman, President and Chief Executive Officer. He serves as Chairman of the Board of Directors of WashingtonFirst Bank.
Mr. Chema is President of Hiram College, a liberal arts college in Portage County, Ohio, which was founded in 1850. Mr. Chema is President of Gateway Consultants, Inc., a firm he founded in 1995 to provide consulting ser-

vices relative to the financing and development of public assembly facilities such as ballparks, stadiums, arenas and public venues. He is a Director of the Fairport Funds, a Registered Investment Company.
Ms. Naylor Cope has been the President and founder of the J. Naylor Cope Company, a nationally recognized executive search firm, since 1994. Prior to founding the J. Naylor Cope Company, Ms. Naylor Cope served as Deputy Director of Presidential Personnel in the White House under President George H.W. Bush. She serves on the Board of Directors of WashingtonFirst Bank.
Mr. Dalton has been the President of the Housing Policy Council of The Financial Services Roundtable since January 2005. He was appointed Secretary of the Navy by President Clinton in 1993 and served in that capacity until 1998. He served as President and a Director of IPG Photonics Corporation from September 2000 to December 2004. He serves on the Board of Directors of Fresh Del Monte Produce Inc., eSpeed, Inc., WashingtonFirst Bank and Nationwide Financial Services.
Ms. Lieberman is the Managing Partner of Rudder Capital LLC, a mergers and acquisitions advisory and consulting firm serving middle market companies in the services sector. She oversees buy-side, sell-side, consulting and recruiting assignments for business information and services, financial, media and consumer companies. From 1996 to 1999, Ms. Lieberman served as Chief Financial Officer of the Financial and Professional Publishing Group, a division of The Thomson Corporation, a public information services company. From 1994 to 1996, she was Vice President, Managing Director and Chief Financial Officer of Moody Investor’s Services, Inc. Ms. Lieberman is a Director of I-trax, Inc. and TriPath Imaging Inc.
Mr. Recker is Managing Director of IronBridge Partners LLC. He was Chairman of the Board of Gretag Imaging Holding AG from 1998 to 2000 and was President and CEO of Gretag Imaging Group, Inc., a publicly traded Swiss company serving the photofinishing and imaging industry, from 1990 to 1998. He also served on the Board of Amazys Holding AG, a Swiss public company producing products for color control and confirmation in the graphic arts, textile and coatings industry. Mr. Recker currently serves on various boards of small, private high technology start-ups.
Mr. Shockley has been the President, Chief Executive Officer and a Director since 2005 of Penn Engineering & Manufacturing Corporation, a leading manufacturer of specialty fasteners and a portfolio company of Tinicum Capital Partners, where Mr. Shockley has served as a member Partner since 2004. Mr. Shockley was Chief Financial Officer of SPS Technologies, Inc., a leading manufacturer of specialty fasteners and components for the aerospace industrial and automotive markets, from 1995 to 2003.(1)

(1)	Mr. Shockley was elected as a director by the Board in February 2006 pursuant to the provisions of a Stock Purchase Agreement (the “Tinicum Agreement”) dated February 17, 2006, by and among the Company, Tinicum Capital Partners, L.P and Tinicum Capital Partners II Parallel Fund, L.P. (together, “Tinicum”), pursuant to which Tinicum purchased 1,666,667 unregistered shares of Common Stock (the “Tinicum Shares”) in a private placement. The Tinicum Agreement provides that Tinicum shall have the right to nominate one director to the Board so long as it continues to hold 50% of the Tinicum Shares. Mr. Shockley was nominated by Tinicum pursuant to the Tinicum Agreement.

Mr. White has been the Company’s President and Chief Executive Officer since February 2003. He was President of the Company’s Aerospace Group from 1998 to 2003 and has been President of the Company’s Breeze-Eastern division since 1994.
THE BOARD OF DIRECTORS
Meetings and Remuneration
During fiscal 2006, the Board held seven meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board during fiscal 2006 (held during the period for which he or she has been a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served during that period.
Directors who are not employees of the corporation or any of its subsidiaries receive an annual retainer of $60,000, paid one half in cash in quarterly installments of $7,500 each and one half in Common Stock in the form of a restricted stock award. The number of shares awarded is determined by dividing $30,000 by the closing price of the Common Stock on the date of the Annual Meeting of Stockholders of each year. The stock is awarded to the directors in advance for the balance of their term within a reasonable time following election or re-election to the Board. Such shares carry restrictions on transfer or sale, but not as to dividend and voting rights, until six months after the director ceases to be a member of the Board. In addition, annual retainers are received by the Chairman of the Board ($20,000) and the Chairman of the Audit Committee ($4,000), paid in cash in equal quarterly installments. If a director ceases to be a director before the next annual meeting of stockholders, the quarterly installments of the cash retainer not yet paid are forfeited and the restricted shares awarded during the fiscal year in which the director ceases to be a member of the Board will be forfeited and shall revert to the 1999 Long Term Incentive Plan or the 2004 Long Term Incentive Plan, as applicable. Certificates for the shares of restricted stock awarded in prior fiscal years are delivered to the director after the six-month period following cessation of service on the Board, fully tradable and without restriction.
Director Nomination Process
The Governance & Nominating Committee of the Board, comprised entirely of directors who meet applicable independence requirements, is responsible for overseeing the process of nominating individuals to stand for election as directors. A copy of the Governance & Nominating Committee’s current charter (the “Governance Charter”) is available on the Company’s website (www.transtechnology.com) under the heading “Corporate Governance.”
The Company’s process of director nominations takes into consideration individuals recommended by members of the Board as well as from other sources. The Governance & Nominating Committee Charter provides that the committee may retain a professional search firm for such purpose if it is deemed necessary, and further provides that the committee shall select such firm in its sole discretion. The Company has no specific process for reviewing candidates recommended by security holders, although, in accordance with the Company’s Bylaws, security holders are permitted to nominate candidates for director in person at each annual meeting of stockholders. The Company intends to use the final rules on the subject of security holder director nominations expected to be promulgated by the Securities and Exchange Commission (the “Commission”) as the core of its policies regarding these matters.
The Governance & Nominating Committee’s process for identifying and evaluating director candidates is as follows: The committee may retain a professional search firm to assist the committee in managing the overall process, including the identification of director candidates who meet certain criteria set from time to time by the committee. All potential candidates, from whatever source identified, are reviewed by the Governance & Nominating Committee, and by the search firm, if one has been engaged. In the course of this review, some candidates are eliminated from further consideration because of conflicts of interest, unavailability to attend Board or committee meetings or other relevant reasons. The Governance & Nominating Committee then decides which of the remaining candidates most closely match the established criteria and are therefore deserving of further consideration. The Governance & Nominating Committee then discusses these candidates, decides which of them, if any, should be pursued, gathers additional information if desired, conducts interviews and decides whether to recommend one or more candidates to the Board for nomination. The Board discusses the Governance & Nominating Committee’s recommended candidates, decides if any additional interviews or further background information is desirable and, if not, decides whether to nominate one or more candidates. Those nominees are named in the proxy statement for election by the stockholders at the Annual Meeting (or, if between Annual Meetings, the nominees may be elected by the Board itself).
In order to be recommended by the Governance & Nominating Committee, a candidate must meet the following minimum qualifications: independence (for this purpose, the Committee is guided by the requirements of the New York Stock Exchange), personal ability, integrity, intelligence, relevant business background, expertise in areas of importance to the Company’s objectives, and a sensitivity to the Company’s corporate responsibilities. Mr. Bracewell was recommended as a nominee for director by the Governance & Nominating Committee.
Security Holder Recommendations of Director Candidates
As discussed above under the heading “Director Nomination Process,” the Governance & Nominating Committee currently has no specific policy regarding recommendations for nominees to the Board from security holders. The Company intends to structure its security holder recommendation policy once a Commission regulation on this matter is adopted in final form.
Director Independence
The Board governance policies provide that all outside directors should be independent. Although securities of the Company are not currently listed on any national securities exchange, the Board has adopted as a best practice certain independence criteria, consistent with the New York Stock Exchange requirements, for the purpose of determining director independence. No director can qualify as “independent” if that director has a material relationship with the Company.
The Board has affirmatively determined that none of the current members of the Board,

except for Messrs. Berthelot and White, has a material relationship with the Company, and that each director, except Messrs. Berthelot and White, qualifies as independent under the Board’s independence criteria.
Committees
The Board has a standing Audit Committee, Governance & Nominating Committee, and Incentive & Compensation Committee.
The Audit Committee reviews with the Company’s independent auditing firm the results of the firm’s annual examination, advises the full Board regarding its findings and provides assistance to the full Board in matters involving financial statements and financial controls. As described above, the Audit Committee is comprised entirely of independent Board members, namely Ms. Lieberman and Messrs. Chema and Recker. Ms. Lieberman, who serves as the Committee’s Chair, has been determined by the Board to possess the qualifications of a “financial expert”, in accordance with the rules of the Commission. The Audit Committee held nine meetings during fiscal 2006.
As described above, the Governance & Nominating Committee establishes the criteria for, and reviews the qualifications of individuals for, nomination to the Board and to committees of the Board. In addition, the Governance & Nominating Committee presents recommendations for replacement directors when vacancies occur on the Board or committees thereof. The Governance & Nominating Committee may consider nominees recommended by stockholders in writing to the Secretary of the Company. The committee is comprised entirely of independent Board members. This committee, which consists of Ms. Cope and Mr. Recker, held one meeting during fiscal 2006.
The Incentive & Compensation Committee reviews management’s proposals and makes recommendations to the full Board for compensation and incentives for key employees and officers of the Company. This committee is comprised solely of directors who are not employees of the Company or its subsidiaries and who are not eligible to receive cash bonuses or any other type of incentive compensation. The Incentive & Compensation Committee, which consists of Messrs. Dalton and Chema and Ms. Cope, held three meetings during fiscal 2006.
Report of the Audit Committee
The Audit Committee has reviewed and discussed with the Company’s management and the Company’s independent auditors, Deloitte & Touche LLP, the audited financial statements of the Company contained in the Company’s Annual Report for the year ended March 31, 2006. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).
The Audit Committee has received and reviewed the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”), has discussed with the Company’s independent auditors such independent auditors’ independence, and has considered the compatibility of non-audit services with the auditors’ independence.

For fiscal 2005 and fiscal 2006, Deloitte & Touche LLP’s fees for various types of services to the Company were as shown below:

	2005	2006

Audit Fees	$245,374	$291,629
Audit-Related Fees	29,000	0
Tax Fees	186,893	249,867
The Audit Committee approved 100% of the services shown in the above three categories. No hours expended on the independent auditors’ engagement to perform the audit for fiscal 2006 were attributed to work performed by persons other than permanent employees of Deloitte & Touche LLP.
The Audit Committee has adopted a procedure to pre-approve audit services and other services to be provided by the Company’s independent auditors. In fiscal 2005 and fiscal 2006, all services provided by the Company’s independent auditors were associated with the audit and taxes of the Company, and all such services were pre-approved by the Audit Committee.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended March 31, 2006, as filed with the Commission.
GAIL LIEBERMAN, Chair
THOMAS CHEMA
WILLIAM RECKER
Security Holder Communications to The Board
The Company’s Board provides the following process for security holders to send communications to the Board:
Security holders may send communications by mail or courier delivery addressed as follows:
          Gerald C. Harvey
          Vice President, Secretary and General Counsel
          TransTechnology Corporation
          700 Liberty Avenue
          Union, New Jersey 07083-8198
In general, the Vice President, Secretary and General Counsel forwards all such communications to the Chair of the Audit Committee, who in turn determines whether a particular communication should be forwarded to other members of the Board and, if so, forwards it accordingly. However, with respect to communications received by the Company that are addressed to a particular member of the Board or the Chairman of a particular Board Committee, the Vice President, Secretary and General Counsel forwards those communications directly to the Board member in question.
Director Attendance at Annual Meetings
The policy of the Company’s Board is that all directors should attend Annual Meetings and are not separately compensated for their attendance, although out-of-pocket expenses are reimbursed. At the Company’s 2005 Annual Meeting, held on Thursday, October 20, 2005, all members of the Board were in attendance.

Code of Ethics
On January 15, 2004, the Board approved a Code of Business Conduct for the Company. The Company has provided training for all employees on the Code of Business Conduct and requires that all directors, officers and employees abide by the Code of Business Conduct, which is available under the heading “Corporate Governance” on the Company’s website at www.transtechnology.com.
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS
The following table sets out certain information regarding the beneficial ownership of the Common Stock as of May 31, 2006 (except as referenced in the footnotes) by (i) each person who is known by the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director and nominee for director of the Company, individually, (iii) the Chief Executive Officer of the Company, (iv) each of the other four most highly compensated executive officers of the Company whose compensation exceeded $100,000 in fiscal 2006, and (v) all directors and executive officers as a group:

	Number of
	Shares of		Percentage of
Name	Common Stock(1)		Common Stock(1)

DePrince, Race & Zollo, Inc.	1,032,450	(2)	15.34	(19)
201 S. Orange Avenue, Suite 850, Orlando, Florida 32801
Tinicum Capital Partners II, L.P.	1,720,919	(3)	18.7
800 Third Avenue, 40th Floor New York, NY 10022
T. Rowe Price Associates, Inc.	643,200	(4)	9.5	(19)
100 East Pratt Street, Baltimore, Maryland 21202
Goldsmith & Harris, Incorporated	644,008	(5)	9.57	(19)
80 Pine Street New York, NY 10005
Discovery Group I, LLC	505,700	(6)	7.5	(19)
Hyatt Center, 24th Floor 71 South Wacker Drive Chicago, IL 60606
Dimensional Fund Advisors Inc.	400,215	(7)	5.95	(19)
1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401
Wynnefield Partners Small Cap Value, L.P.	1,473,233	(8)	16
450 Seventh Avenue, Suite 509 New York, NY 10123
Directors, Nominees and Executive Officers
Michael J. Berthelot	94,626	(9)	1.0
Joseph S. Bracewell	5,000		*
Thomas V. Chema	12,398	(10)	*
Jan Naylor Cope	17,793	(11)	*
John H. Dalton	28,013	(12)	*
Gerald C. Harvey	83,659	(13)	*
Gail F. Lieberman	4,207		*
William J. Recker	186,877	(14)	2.0
William M. Shockley	0	(15)
Joseph F. Spanier	101,659	(16)	1.1
Robert L. G. White	162,226	(17)	1.8
Directors, nominees and executive officers as a group (11 persons)	696,458	(18)	7.5

*	Less than 1%.

(1)	Except as set out in these footnotes, the persons named in this table have sole voting power and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in this table and these notes.

(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on May 8, 2006.

(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 27, 2006 jointly by Tinicum Capital Partners II, L.P. (“TCP”) and Tinicum Capital Partners II Parallel Fund, L.P. (“TPP”). For purposes of the reporting requirements of the Securities Exchange Act of 1934, TCP (and TPP with respect to 9,048 shares of Common Stock) is deemed to be a beneficial owner of such securities; however, TCP expressly disclaims that it is, in fact, the beneficial owner. If TCP and TPP are deemed to beneficially own shares of Common Stock held by the other, TCP and TPP’s aggregate beneficial ownership of Common Stock would be 1,729,967 shares of Common Stock.

(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006 jointly by T. Rowe Price Associates, Inc. (“Price Associates”) and T. Rowe Price Small-Cap Value Fund, Inc. (“Price Small-Cap”). These securities are owned by various individual and institutional investors with respect to which Price Associates or Price Small-Cap serves as investment advisor. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates (and Price Small-Cap with respect to 511,400 shares of Common Stock) is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)	Based on three Schedule 13G’s filed separately with the Securities and Exchange Commission on February 7, 2006, Goldsmith & Harris Incorporated, a broker dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940, through its executive officers Jay R. Harris and Philip W. Goldsmith, is deemed to have beneficial ownership of these shares by virtue of its investment discretion over certain accounts of its clients holding such shares.

(6)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2006.

(7)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2006, Dimensional Fund Advisors Inc. (“Dimensional”) is deemed to have beneficial ownership of these shares, all of which are held in portfolios of four investment companies registered under the Investment Company Act of 1940 and certain other co-mingled group trusts and separate accounts, and for all of which Dimensional serves as investment manager. Dimensional has informed the Company in writing that it disclaims beneficial ownership of all such shares.

(8)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 22, 2006 jointly by Wynnefield Partners Small Cap Value, L.P; Wynnefield Partners Small Cap Value, L.P.I.; Wynnefield Small Cap Value Offshore Fund, Ltd.; Channel Partnership II, L.P.; Nelson Obus; Wynnefield Capital Management, LLC; and Wynnefield Capital, Inc.

(9)	Includes 60,000 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(10)	Includes 0 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(11)	Includes 2,000 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(12)	Includes 0 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(13)	Includes 67,499 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(14)	Includes 0 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(15)	Mr. Shockley is a member of Tinicum Lantern II, L.L.C., the general partner of Tinicum Capital Partners II, L.P., and, as such, has an indirect interest in the shares of common stock of the Company owned by Tinicum Capital Partners II, L.P., as reported in a Schedule 13D filed with the SEC on February 27, 2006. If TCP and TPP are deemed to beneficially own shares of Common Stock held by the other, TCP and TPP’s aggregate beneficial ownership of Common Stock would be 1,729,967 shares of Common Stock.

(16)	Includes 67,499 shares issuable with respect to options exercisable within 60 days of May 31, 2006 and 2,000 shares owned by Mr. Spanier’s children.

(17)	Includes 90,999 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(18)	Includes 287,997 shares issuable with respect to options exercisable within 60 days of May 31, 2006.

(19)	Operative disclosures and calculations were based on filings with the Securities and Exchange Commission by the holders indicated as of a date prior to the issuance by the Company of 2,500,000 shares of Common Stock as part of a private placement transaction on February 17, 2006.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION
Executive Officers
Set out in the table below are the names, ages and positions held of all persons who were executive officers of the Company as of May 31, 2006.

			Executive
			Officer
Name	Position with the Company	Age	Since

Robert L. G. White	President and Chief Executive Officer	64	1998
Joseph F. Spanier	Vice President, Chief Financial Officer and Treasurer	59	1996
Gerald C. Harvey	Vice President, Secretary and General Counsel	56	1996

Executive officers of the Company are elected by and serve at the discretion of the Board. No arrangement exists between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an executive officer. None of the executive officers has any family relationship to any nominee for director or to any other executive officer of the Company. Set out below is a brief description of the business experience for the previous five years of those executive officers who are not also directors. For information concerning the business experience of Mr. White, see “Information Concerning Nominees to the Board of Directors,” above.
Mr. Spanier has been Vice President, Chief Financial Officer and Treasurer of the Company since January 1997.
Mr. Harvey has been Vice President, Secretary and General Counsel of the Company since February 1996.
Executive Compensation
The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company in the fiscal years ended March 31, 2006, 2005 and 2004, of those persons who (i) at March 31, 2006 or at any time during fiscal 2006, were serving as the Chief Executive Officer and (ii) at March 31, 2006 were serving as each of the other executive officers of the Company whose compensation exceeded $100,000 in fiscal 2006. During each fiscal year in the three-year period ended March 31, 2006, no executive officer named above received perquisites and other personal benefits, securities or property in an aggregate amount in excess of the lesser of $50,000 or 10% of such executive officer’s annual salary and bonus.

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation

						Awards

	Annual Compensation				Restricted	Securities	Payouts
					Stock	Underlying		All Other
Name and		Salary	Bonus	Other Annual	Awards	Options	LTIP	Compensation
Principal Position	Year	(1)	(2)	Compensation	(3)	(#)(4)	Payouts	(5)

Robert L.G. White	2006	$264,808	$255,130		$0	25,000		$19,611
President and Chief	2005	254,262	219,904		21,987	25,000		20,724
Executive Officer	2004	231,000	178,916		17,889	25,000		20,209
Joseph F. Spanier	2006	212,649	184,686		0	12,500		105,068
Vice President, Chief	2005	176,198	138,776		13,879	12,500		116,112
Financial Officer and	2004	140,123	135,338		13,531	12,500		609,048
Treasurer
Gerald C. Harvey	2006	228,981	195,362		0	12,500		18,220
Vice President,	2005	220,177	152,695		15,269	12,500		16,394
Secretary and	2004	210,000	121,275		12,127	12,500		14,496
General Counsel

(1)	Amounts shown include compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the Company’s 401(k) plan.

(2)	Represents annual cash bonus payments earned and made to executive officers pursuant to the Company’s Incentive Compensation Plan in effect for the applicable fiscal years.

(3)	Represents the dollar value of awards of restricted stock during each year indicated calculated by multiplying the fair market value of a share of Common Stock on the date of grant by the number of shares awarded. During fiscal year 2006, no awards of restricted stock were made. During fiscal year 2005, awards of restricted stock were granted to Robert L.G. White, Joseph F. Spanier and Gerald C. Harvey on July 8, 2004, at which time the closing price of the Common Stock on the date of the award was $7.02. During fiscal year 2004, awards of restricted stock were granted to Robert L.G. White, Joseph F. Spanier and Gerald C. Harvey on May 30, 2003, at which time the closing price of the Common Stock on the date of the award was $5.38. An aggregate of 7,291 shares of restricted stock were held for the benefit of the named executive officers at 2006 fiscal year-end. Forfeiture provisions as to such shares lapse in annual increments of one- third each year. The executive officers are eligible to receive dividends on and vote the issued shares still subject to forfeiture.

(4)	Stock options were granted under the Company’s 1999 and 2004 Long Term Incentive Plans.

(5)	With respect to all executive officers, these amounts include the Company’s contributions to the Company’s Retirement Savings Plan and insurance premiums paid by the Company under the Company’s group benefits plan. With respect to Mr. Spanier, the amount shown for fiscal year 2006 includes $83,148, the amount shown for fiscal year 2005 includes $87,295, and the amount shown for fiscal year 2004 includes $590,071, paid pursuant to an Employment Agreement dated March 28, 2003.

Long Term Incentive Plan Awards in Fiscal 2006(1)

		Performance
	Number of	or Other
	Shares, Units	Period Until
	or Other	Maturation
Name	Rights (#)	or Payouts

Robert L.G. White	0	3 years
Joseph F. Spanier	0	3 years
Gerald C. Harvey	0	3 years

(1)	Restricted stock awards are calculated based upon a cash bonus pool, which is itself based upon annual profit. The number of shares of restricted stock awarded in a given year is equal to the number of shares that could be purchased at the closing price of the Common Stock on the date of the award (no awards were made in fiscal 2006) with 10% of the cash bonus pool. The cash bonus is described under the heading “Incentive Compensation Plans,” below.
Incentive Compensation Plans. The fiscal years 2003-2006 Annual Cash Bonus and Incentive Compensation Plans (the ’03-’06 Plans”) provided for the award of cash bonuses and stock options based upon operating results. Results were measured by a wide range of goals which must be met, including goals for operating income, return on investment, individual strategic and/or operational issues, profitability, achievement of plan and annual income growth. The stock feature of the ’03-’06 Plans provided for the award of restricted stock and stock options to executive officers and other key personnel. In fiscal 2006, no shares of restricted stock were awarded, while in fiscal years 2004 and 2005, the number of shares of restricted stock awarded was equal to the number of shares that could be purchased at a price equal to the fair market value of the shares of Common Stock determinable on the date of the award. Voting and dividend rights vested immediately. Restrictions on sale lapse over three years in annual one-third increments. Shares for which restrictions have not yet expired are forfeited upon termination of employment. Stock options were awarded at an exercise price equal to the fair market value of the shares of Common Stock determinable on the date of grant. Options awarded become exercisable in annual equal installments over three years and expire ten years after grant date. During fiscal 2006 stock options, and during fiscal years 2004 and 2005, both restricted stock and stock options, were awarded pursuant to the 1999 Long Term Incentive Plan and the 2004 Long Term Incentive Plan, which plans provided mechanisms for awarding various kinds of stock based awards.
Retirement Plans. The executive officers are participants in the TransTechnology Corporation Retirement Savings Plan (the “Retirement Savings Plan”), a defined contribution plan under Section 401(k) of the Internal Revenue Code which covers employees who have been employed by the Company for more than thirty (30) days. Approximately 132 employees participated in the Retirement Savings Plan at March 31, 2006. Benefits are payable on retirement, disability, death, or other separation from service. Participants in the Retirement Savings Plan may defer receipt and taxation of up to 15% of their compensation by contributing such compensation to the Plan. The Company contributes a minimum of 3% and a maximum of 6% of employees’ compensation to the Retirement Savings Plan, depending on the level of contribution by each employee.

Executive Life Insurance Plan. The Company maintains life insurance policies for its executive officers which supplement the group life policies available to all salaried employees.
Stock Options
The following table sets forth information concerning options granted during fiscal 2006 to each of the named executive officers of the Company identified in the Summary Compensation Table.
Option/SAR Grants in Fiscal 2006

	Individual Grants

		% of Total
		Options/			Potential Realizable Value
		SARs	Exercise		at Assumed Annual Rates
	Options/	Granted to	or Base		of Stock Price Appreciation
	SARs	Employees	Price		for Option Term
	Granted	in Fiscal	$ Per	Expiration
Name	(#)(1)	Year	Share	Date	5% ($)	10% ($)

Robert L. G. White	25,000	34	$7.05	5/24/2015	$110,842.67	$280,897.11
Joseph F. Spanier	12,500	17	$7.05	5/24/2015	$55,421.34	$140,448.55
Gerald C. Harvey	12,500	17	$7.05	5/24/2015	$55,421.34	$140,448.55

(1)	Amounts shown represent stock options only. No stock appreciation rights (SARs) were awarded.
The following table summarizes option exercises during fiscal 2006 and the total number and value of exercisable and unexercisable stock options held by each of the named executive officers on March 31, 2006, the last day of fiscal 2006.
Aggregated Option/SAR Exercises in Fiscal 2006
Fiscal Year-End Option Values

			Number	Value of
			Unexercised	Unexercised In-the-
			Options at	Money Options at
			FY-End (#)	FY-End ($)

	Shares Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise	Realized ($)	Unexercisable	Unexercisable

Robert L.G. White	0	0	65,999/50,001	124,267/124,419
Joseph F. Spanier	0	0	54,999/25,001	81,710/62,211
Gerald C. Harvey	0	0	54,999/25,001	81,710/62,211

REPORT OF THE INCENTIVE & COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Incentive & Compensation Committee of the Board (the “Committee”) is composed entirely of independent outside directors. The Committee is responsible for establishing policies and implementing programs relating to executive compensation. The entire Board reviews all decisions of the Committee relating to compensation of the Company’s executive officers, except for decisions relating to stock based awards, which under the 1999 Long Term Incentive Plan and the 2004 Long Term Incentive Plan, may be made by the Committee.
The Committee’s philosophy regarding executive compensation is that a compensation program should (i) support the achievement of desired Company performance; (ii) provide compensation that will attract and retain qualified executives and reward performance; (iii) align the executive officers’ interests with stockholders’ interests as well as the overall success of the Company by placing a portion of pay at risk; and (iv) encourage management’s stake in the long-term performance and success of the Company.
The methodology for setting base salary of the executive officers consists of (i) determining marketplace compensation by comparing the Company to groups of other corporations with similar characteristics and (ii) evaluating each executive’s performance as well as the performance of the Company as a whole. Each year the performance of executive officers is evaluated by the Chief Executive Officer and in turn the Chief Executive Officer is evaluated by outside members of the Board. The evaluation is based upon individualized performance objectives designated at the beginning of the fiscal year and at the time of the last performance evaluation.
The methodology for determining bonuses for Fiscal Years 2004-2006 has been set out in incentive compensation plans (“Incentive Compensation Plans”) which are consistent with the Committee’s philosophy regarding executive compensation. The compensation reflected in this Proxy Statement includes the results of the Incentive Compensation Plans which are briefly described here.
The Incentive Compensation Plans include an annual bonus feature which is an important tool in providing incentive both for short-term and long-term performance. Cash and restricted stock awards are paid upon achieving or exceeding target levels of quantitative performance measures. Such performance measures are tied directly to the Company’s annual business plan. Executive officers earn no bonus unless 80% of the business plan’s profit goals are met. The business plan is prepared and approved prior to the start of the fiscal year. The Incentive Compensation Plans measure performance factors against targets for income before taxes, profit growth, productivity growth, return on investment, cash flow, meeting budgets and achievement of individual performance objectives.
In addition to the restricted stock awards described above, executive officers and the direct reports of the President and Chief Executive Officer are eligible to receive stock options. Stock options are based upon marketplace compensation studies and are awarded individually each year at an exercise price equal to the Common Stock’s fair market value determinable on the date of grant. Stock options vest over a three-year period and cannot be repriced.
JOHN DALTON, Chair
THOMAS CHEMA
JAN NAYLOR COPE
Employment Agreements and Change of Control Arrangements
Joseph F. Spanier. The Board authorized the Company to enter into an Employment Agreement with Joseph F. Spanier, effective April 1, 2006, pursuant to which he serves as the Company’s Chief Financial Officer. The Agreement follows an earlier Employment Agreement effective March 28, 2003, that expired March 31, 2006. The current Agreement, which expires by its terms on March 31, 2009, provides for installment payments of a minimum annual base salary of $144,900 during the term of the Agreement. The Agreement also provides that Mr. Spanier shall be eligible for bonuses and employment related benefits consistent with comparable executives of the Company.
Executive Severance Agreements. The Board authorized the Company to enter into severance agreements, effective February 10, 2004, with each of Messrs. Harvey and White (the “Severance Agreements”), which provide for payments only in the event of termination of employment within 24 months after a change in control of the Company during the term of the Severance Agreements where such termination is not voluntary or is other than for cause, or the executive resigns for good reason which includes reduction in compensation, benefits or responsibilities, relocation by more than 50 miles of the executive’s primary worksite, adverse alteration of the executive’s office space and administrative support, or failure by the Company to obtain an agreement from any successor or assignee corporation to assume and perform the Severance Agreements. Benefits under the Severance Agreements are equal to 200% of the executive’s annual salary, the executive’s average bonuses during the two years preceding the change of control, earned but unused vacation and sick time, the fair market value of accrued but unvested restricted stock and stock options outstanding, and all accrued but unpaid salary. The benefits due under the Severance Agreements are in addition to all amounts payable to each of the executives pursuant to the Company’s other agreements and benefit plans then in effect, except that any amount paid to any of the executives pursuant to the Corporate Severance Pay Plan shall be credited against amounts due under the Severance Agreements. The Severance Agreements provide for no benefits in the event the executive is terminated for cause and (except in the event that the executive is convicted of a felony, a crime involving moral turpitude or a crime adverse to the Company’s welfare) fails to cure the alleged breach within 30 days after the executive has been notified by the Company’s Board. By amendment authorized by the Board of Directors on January 19, 2006, the Severance Agreements expire by their terms on January 31, 2010.

COMPANY PERFORMANCE
The following graph shows a comparison of cumulative total returns for the Company, Standard & Poor’s 500 Index and a Company-constructed Peer Group Index (consisting of public companies which manufacture products that are similar to the Company’s products) for the last five fiscal years. Total returns are based on market capitalization. Peer group indices use beginning of period market capitalization weighting. Total return assumes reinvestment of dividends.
Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
March 2006
Peer Group includes: Curtiss-Wright, Ducommun, EDO, Heico, Ladish, Moog, Sifco, Triumph Group and United Industrial.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10 percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that a Form 5 was not required to be filed for those persons, the Company believes that from April 1, 2005 to March 31, 2006, all persons subject to the reporting requirements of Section 16(a) with respect to the Company filed the reports on a timely basis, except that Messrs. Berthelot, Chema, Dalton and Recker and Ms. Cope and Ms. Lieberman each received an award of restricted stock in the amount of 4,207 shares on October 21, 2005 under the Company’s 2004 Long Term Incentive Plan; however, their receipt of such awards was not reported under Section 16(a) until November 2005.
CERTAIN TRANSACTIONS
Pursuant to that certain Severance and Services Agreement between the Company and Mr. Michael J. Berthelot, the current Chairman of the Board and former Chief Executive Officer of the Company, the Company paid Mr. Berthelot an aggregate of $1,558,906 of severance payments. These severance payments were paid in fiscal 2003. Further, the Agreement provided that Mr. Berthelot would provide consulting services to the Company in connection with matters relating to corporate restructuring and divestures, and receive consulting fees in connection therewith, at the annual rate of $100,000. The Agreement with Mr. Berthelot terminated on March 31, 2006.
As discussed above under the heading “Employment Agreements and Change of Control Arrangements,” on March 28, 2003, the Company entered into an Employment Agreement with Joseph F. Spanier pursuant to which he has served as the Company’s Chief Financial Officer. The Agreement provided for the payment of certain lump sum payments, which included the Note executed by the Company in favor of Mr. Spanier in the principal amount of $237,000. The Note bore simple interest at a rate per annum equal to 5.25% and was payable in three annual installments of $79,000, plus interest accrued on the unpaid principal balance. The first, second and third installments of the Note were due on respectively March 31, 2004, March 31, 2005 and March 31, 2006 and were timely paid.
PROPOSAL 2 — APPROVAL OF THE CHANGE OF THE COMPANY’S NAME TO BREEZE-EASTERN CORPORATION
Background
Since the completion of its divestiture program in 2003, TransTechnology Corporation has had one operating division, Breeze-Eastern. This division is the world’s leading designer, manufacturer and service provider of rescue hoists and cargo hooks for helicopters and fixed wing aircraft. Breeze-Eastern’s products have been an industry standard almost since the development of the helicopter. The founder of its predecessor company, Breeze Corporations, worked with Mr. Igor Sikorsky in the 1940’s to develop a rudimentary hoist for use on the first Sikorsky search and rescue aircraft.
TransTechnology Corporation was founded in 1962 as Space Ordnance Systems and adopted its current name in 1974. In 1973, the Company acquired Eastern Rotorcraft and in 1982, Breeze Corporations was acquired by the Company. Breeze and Eastern Rotorcraft were subsequently combined into the Breeze-Eastern division of the Company that exists today.
Within the aerospace and defense industry, Breeze-Eastern is a well-known name. The Company conducts all of its on-going business operations as Breeze-Eastern, a division of TransTechnology Corporation. This awkward nomenclature is confusing to our customers, especially our growing base of international customers, and does not reflect the Company’s focus and operation. Renaming the Company Breeze-Eastern Corporation will better enable the Company to capitalize on its history and brand identification as it expands into new markets. If the proposal to change the name of the Company is adopted by stockholders, the Board would be authorized to effect the change of the Company’s name at such time as the Board determined; however, in any event, it is anticipated that the name change would be effective prior to December 31, 2006.
Conclusion and Recommendation
The Delaware General Corporation Law requires that a change of a corporation’s name be approved by its stockholders and be reflected in an amendment to its certificate of incorporation. The Board believes that it is in the best interest of the Company and its stockholders to change the name of the Company to Breeze-Eastern Corporation, as it will allow more effective identification of the Company with its business and products. The affirmative vote of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the 2006 Annual Meeting is required for authorization and approval of the name change and the corresponding amendment to the Company’s certificate of incorporation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE AND APPROVE THE CHANGE OF THE COMPANY’S NAME TO BREEZE-EASTERN CORPORATION.
PROPOSAL 3 — RATIFICATION AND
APPROVAL OF THE 2006 LONG TERM
INCENTIVE PLAN
Background
The Board, at its April 13, 2006 meeting, adopted the Company’s 2006 Long Term Incentive Plan (the “2006 Plan”), subject to stockholder ratification and approval as described herein, in order to further align the interests of management and directors with those of the Company’s stockholders. If the 2006 Plan is ratified and approved by the stockholders, the Company plans to file a registration statement under the Securities Act of 1933 pertaining to the 500,000 shares subject thereto. As of April 13, 2006 the closing price of a share of the Common Stock was $9.24 per share. As of March 31, 2006, there were outstanding options under the 2004 Long Term Incentive Plan (the “2004 Plan”) to purchase 114,500 shares of Common Stock at prices ranging from $7.02 to $8.61 per share. As of March 31, 2006 there were outstanding options under the 1999 Long Term Incentive Plan (the “1999 Plan”) to purchase 170,000 shares of the Company’s Common

Stock at prices ranging from $5.38 to $17.62 per share.
Description of the 2006 Long Term Incentive Plan
The summary that follows is subject to the actual terms of the 2006 Plan. The terms of the 2006 Plan require that the stockholders of the Company approve it before it becomes effective. The text of the 2006 Plan is attached hereto as Annex A. Capitalized terms used but not defined in this proxy statement or in the following summary shall have the meanings ascribed to them in the 2006 Plan. The Plan has been formally named the “Breeze-Eastern Corporation 2006 Long-Term Incentive Plan,” in contemplation of the change of the name of the Company as referenced in Proposal 2, above. Until such time as the Board has authorized the effectuation of the change of the Company’s name, the 2006 Plan will be formally named the “TransTechnology Corporation 2006 Long-Term Incentive Plan.”
The 2006 Plan will supplement the 2004 Plan and the 1999 Plan in the event that there is no longer a sufficient number of shares available for issuance under the 2004 Plan and the 1999 Plan and will replace the 2004 Plan and the 1999 Plan when no shares remain available for grant under such plans. As of April 13, 2006, the number of shares remaining that the Company is authorized to issue under the 2004 Plan is 63,596 and under the 1999 Plan is 26,377. The term of the 2004 Plan expires on September 2, 2014. The term of the 1999 Plan expires on July 15, 2009.
Shares
Up to 500,000 shares of Common Stock (“Shares”) may be issued under the 2006 Plan. This number excludes any Shares subject to options that are canceled, terminated or have expired. The Shares that the Company awards under the 2006 Plan may be comprised of, in whole or in part, authorized and unissued Shares or treasury Shares. If a participant forfeits Shares that the Company awards under the 2006 Plan or if the Company awards options that expire or otherwise terminate without any Shares being issued, then the Company may again use those Shares for distribution under the 2006 Plan. The Company, from time to time, may adjust the number of Shares that the Company has reserved for issuance under the 2006 Plan as a result of, among other things, a corporate reorganization, recapitalization, stock split or stock dividend. Under such circumstances, the Company may also adjust the number and price of Shares subject to outstanding awards and options that the Company grants under the 2006 Plan. The Company cannot otherwise re-price options granted under the 2006 Plan.
Participation
Officers and key employees of the Company and its subsidiaries are eligible to receive awards under the 2006 Plan. Non-employee directors of the Company (“Outside Directors”) are eligible to receive Restricted Stock awards under the 2006 Plan but are not eligible to receive other awards under the 2006 Plan.
Administration
A Committee of the Board of Directors of the Company (the “Committee”), composed exclusively of Outside Directors, shall administer the 2006 Plan. The Committee will identify those officers and key employees who are eligible to participate in the 2006 Plan based upon, among other performance measures, such individual’s contribution to the management, growth and/or profitability of the Company and/or its subsidiaries. The Committee also will determine the number of stock-based awards that the Company will grant under the 2006 Plan, including the number and type of options granted under the 2006 Plan and the vesting schedule for any option.
The foregoing notwithstanding, the 2006 Plan provides that each Outside Director shall be awarded, without action of the Committee, an amount of shares of Restricted Stock, within a reasonable time of his or her election or re-election to the Board, equal in value to one half of the amount of the retainer otherwise owing to each such director for service during the term for which such director was just elected.
Awards Under The 2006 Plan
The Committee has the authority to grant the following types of awards under the 2006 Plan:

•	stock options

•	stock appreciation rights

•	restricted stock

•	deferred stock

•	other stock-based awards
The Committee may grant such awards either alone, in addition to, or in tandem with other awards that the Committee grants under the 2006 Plan and/or cash awards that the Company makes outside the 2006 Plan. The provisions attendant to any type of award that the Committee grants may vary from participant to participant.
Stock Options. There are two types of Stock Options available under the 2006 Plan: (1) Incentive Stock Options and (2) Non-Qualified Stock Options. The Committee may grant either or both types of Stock Options to any optionee, and for such number of Shares and to such optionees as the Committee determines.
Option Price. The Committee will determine the option price for Stock Options awarded under the 2006 Plan. Incentive Stock Options, however, are subject to certain price restrictions. The option price for any Incentive Stock Option cannot be less than 100% of the fair market value of the Company’s Common Stock as of the grant date. If an individual owns more than 10% of the Company’s Common Stock, then the option price cannot be less than 110% of the fair market value of the Company’s Common Stock as of the grant date. The option price for Non-Qualified Stock Options shall be no less than 100% of the fair market value of the Company’s Common Stock as of the grant date.
An optionee may pay the option price in cash, with a note or other instrument as the Committee may accept in the case of non-executive optionees, or with unrestricted Shares that the optionee already owns. Any payment with stock will be based on the fair market value of the Company’s stock on the date that the optionee exercises the Stock Option. Once the optionee has paid in full for the Shares subject to the Stock Option, the optionee will generally have the right to dividends and other rights of a stockholder with respect to the Shares.
Option Term. The Committee shall fix the term of each Stock Option, consistent with the requirements of the 2006 Plan. Any option holder who beneficially owns 10% or more of the Shares must exercise Incentive Stock Options within five (5) years after the grant date. All other optionees must exercise Stock Options within ten (10) years after the grant date.
Option Exercisability. The Committee will determine when an optionee may exercise a Stock Option, subject to the minimum holding periods set forth in the 2006 Plan. Unless determined otherwise by the Committee, optionees must hold Stock Options for at least one (1) year after the grant date, except in the event of a Change of Control or in the event of certain other occurrences, such as death or disability of the optionee. In any event, absent a Change of Control, Stock Options must be held for at least six (6) months before they may be exercised. In the event of a Change of Control, optionees may exercise Stock Options immediately if the Committee approved of the grant in advance. In the event of an employee’s termination, the employee may exercise only those Stock Options which are exercisable on the employee’s termination date. If an employee is terminated by reason of death or disability, the optionee or his or her legal representative may exercise the Stock Options within one (1) year from the date of death or disability or until the expiration of the option term, whichever period is shorter. If an employee who is disabled dies during the one (1) year period, the employee’s estate has an additional twelve (12) months from the date of death to exercise the Stock Option, unless the option term expires earlier. If an employee is terminated other than by reason of death or disability, the optionee must exercise the option within the lesser of three (3) months from the employee’s termination date, or upon expiration of the Stock Option’s term. Participants may exercise Stock Options only with respect to whole numbers of Shares.
Stock Appreciation Rights (“SAR”). The Committee may grant SARs in conjunction with all or part of any Stock Option granted under the 2006 Plan. A participant may exercise a SAR only if the underlying Stock Option is then exercisable. In no event may a participant exercise a SAR within the six-month period subsequent to the SAR’s grant date. Once a participant exercises a SAR, the related portion of the Stock Option underlying the SAR will terminate.
SAR Exercisability. Upon the exercise of a SAR, the Company will pay to the grantee an amount in cash equal to the excess of the fair market value of one Share over the option price, multiplied by the number of Shares that the grantee exercises pursuant to the SAR. For example, if the fair market value of one Share is $25 and the option price of the grantee’s Stock Option is $20, then if the grantee exercises a SAR with respect to that Stock Option, the Company will pay the grantee $5 multiplied by the number of Shares that the grantee wishes to exercise. If the Stock Option is for 100 Shares, the grantee would receive $500 upon exercise of the SAR, less any withholding taxes.
Payment for SARs. The Committee has the discretion to determine whether to make payment in cash, common stock or a combination of both.
Transferability. SARs and the underlying Stock Options are only transferable upon the holder’s death.
Restricted Stock. In awarding Restricted Stock, other than in the case of Outside Director awards, the Committee will determine who is eligible to receive the awards, the number of Shares such persons will receive, the price such persons must pay for the awards, if any, and the time periods during which the stock is subject to forfeiture. The Committee may condition the grant of Restricted Stock upon the attainment of specific performance goals or such other factors as the Committee may determine. In order to receive an award of Restricted Stock, the participant must execute a Restricted Stock Award Agreement and pay the price that is required, if any. The Committee may issue Restricted Stock for no consideration.
The Committee will establish a Restriction Period during which the grantee may not sell, transfer, pledge or assign the Restricted Stock. During the Restriction Period, the participant’s Restricted Stock is subject to forfeiture. The participant must hold the Restricted Stock for a minimum of six (6) months prior to disposition. The Company will retain possession of the certificate evidencing the Restricted Stock until the Restriction Period has expired.
Except for the transfer restrictions, a participant will generally have all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive cash dividends. The Company will treat any stock dividends as additional shares of Restricted Stock, which will be subject to the same terms and conditions as the initial grant. In the event that an employee terminates his or her employment with the Company or any subsidiary during the Restriction Period, all of the Shares that are then subject to restriction will either vest or be subject to forfeiture, in accordance with such terms as the Committee may establish at or after grant. If the participant has not forfeited the Restricted Stock prior to the expiration of the Restriction Period, the Company will deliver to the participant certificates for an appropriate number of unrestricted Shares. A participant may extend the Restriction Period, with the Committee’s prior approval, if the participant elects to do so no less than twelve (12) months prior to the original expiration date of the Restriction Period and such extension shall be for no less than five (5) years.
Outside Director Restricted Stock. The 2006 Plan provides that each Outside Director shall be awarded an amount of shares of Restricted Stock, within a reasonable time of his or her election or re-election to the Board, equal in value to one half of the retainer amount otherwise owing to each such director for service during the term for which such director was just elected. Pursuant to the 2006 Plan, the Restriction Period applicable to all Outside Director awards, during which the grantee may not sell, transfer, pledge or assign the Restricted Stock, will commence on the date of the award and terminate six (6) months after the date on which the recipient ceases to be a director of the Company.
Deferred Stock. The Committee will determine the persons who are eligible to receive Deferred Stock, the times when the Company will award Deferred Stock, the number of shares of Deferred Stock that the Company will award to any person, and the Deferral Period during which a recipient may defer receipt of the Deferred Stock. The Committee may condition the grant of Deferred Stock upon the attainment of specific performance goals or such other factors as the Committee may determine. In order to receive an award of Deferred Stock, the participant must execute a Deferred Stock Agreement.
During the Deferral Period, the participant may not sell, assign, transfer, or pledge the Deferred Stock. In any event, the participant must hold the Deferred Stock for a minimum of six (6) months prior to disposition.

The Company will retain possession of the certificate evidencing the Deferred Stock until the Deferral Period has expired. At the end of the Deferral Period, the Company will deliver to the participant Shares equal to the number specified in the Deferred Stock award. Subject to the Committee’s prior approval, a participant may elect to defer receipt of an award (or an installment of an award), if the participant elects to do so no less than twelve (12) months prior to the original expiration date of the Deferral Period or date the first installment is to be paid and such extension of the Deferral Period shall be for no less than five (5) years.
During the Deferral Period, any dividends declared with respect to Shares covered by the Deferred Stock shall be paid to the recipient. Deferred Stock will carry no voting rights until such time as the Stock is actually issued.
In the event that an employee terminates his or her employment with the Company or any subsidiary during the Deferral Period, all Deferred Stock will either vest or be subject to forfeiture in accordance with the terms and conditions that the Committee may establish at or after grant.
Other Stock-Based Awards. The Committee may also grant other types of awards that are valued, in whole or in part, with reference to the Company’s Common Stock. Such awards will be made upon terms and conditions as the Committee may in its discretion provide. In any event, a recipient must hold the Other Stock-Based Award for a minimum of six months prior to disposition.
Change In Control
Except if the Board adopts resolutions to the contrary prior to a Change in Control, as of the effective date of a Change in Control:

•	grantees may fully exercise all Stock Options or SARs then outstanding; and

•	all restrictions and conditions on all grants of Restricted Stock, Deferred Stock and Other Stock-Based Awards then outstanding shall be deemed to be satisfied.
Any grantee who has held a Stock Option for less than six months as of the effective date of a Change in Control may immediately exercise such Stock Option, provided, however, that the Board or the Committee administering the 2006 Plan approved of the award in advance of its grant.
Amendments And Terminations
The Board may amend, modify or discontinue the 2006 Plan, subject to certain restrictions. In the event that an amendment or termination of the 2006 Plan would impair a participant’s rights, the Board must obtain the participant’s consent prior to any such amendment or termination. The Board also may not authorize any amendment without the consent of the stockholders that would:

•	increase the aggregate number of Shares that the Company may issue under the 2006 Plan;

•	modify the requirements affecting eligibility to participate in the 2006 Plan; or

•	materially increase the benefits to corporate insiders under the 2006 Plan.
In addition, the Board may not be able to amend or terminate the 2006 Plan if any ex-

change on which the Company’s stock is traded, or other applicable laws, restrict the Board from doing so.
The Committee may amend the terms of Stock Options or other awards, but is required to obtain any participant’s consent whose rights would be impaired by such an amendment.
Unfunded Status Of 2006 Plan
The 2006 Plan is an unfunded plan with respect to incentive and deferred compensation. Participants and optionees who have not yet received payment with respect to any award granted under the 2006 Plan have no greater rights than the Company’s general creditors.
Federal Income Tax Aspects
The following is a brief summary of the principal federal income tax aspects of awards made under the 2006 Plan based upon the laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.
Restricted Stock. In general, with respect to Restricted Stock:

•	A participant receiving Restricted Stock generally will recognize ordinary income in the amount of the fair market value of the Restricted Stock on the earlier of the date the shares become transferable and the date the shares are no longer subject to substantial risk of forfeiture.

•	The Company is entitled to deduct the amount that the participant includes in income.

•	With respect to any sale of Shares after the Restriction Period has expired, the holding period for determining whether the participant in the 2006 Plan has long-term or short-term capital gain or loss generally begins when the Restriction Period expires and the tax basis for the Shares will generally be based on the fair market value of the Shares on that date.
Section 83(b) Election.

•	Under Section 83(b) of the Internal Revenue Code a participant may elect within 30 days of the grant of the Restricted Stock to recognize ordinary income on the date of grant equal to the excess of the fair market value of the shares of Restricted Stock (determined without regard to the restrictions) over the amount paid (if any) for the Restricted Stock.

•	The Company will deduct the amount taxable to the participant.

•	If the shares are forfeited, the participant will not be entitled to a deduction, refund, or loss for the amount previously included in income by reason of the Section 83(b) Election.

•	The participant’s holding period commences on the date of grant, and his or her tax basis is the fair market value of the shares on the date on which the Company grants the Restricted Stock to the participant.
Stock Options
Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of a Non-Qualified Stock Option, and the Company will not be entitled to a tax deduction with respect to the grant of a Non-Qualified Stock Option. Upon exercise, the excess of the fair market value of a share of Common Stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such ordinary income.
In the event of a sale of a share of Common Stock received upon the exercise of a Non-Qualified Stock Option, any appreciation or depreciation after the exercise date will be taxed as capital gain or loss and will be long-term capital gain or loss if the requisite long-term capital gains holding period for such Common Stock has been satisfied. The holding period commences on the date of exercise.
Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an Incentive Stock Option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an Incentive Stock Option will, however, give rise to taxable income subject to applicable withholding taxes, and a tax deduction for the Company, if the Incentive Stock Option is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee engages in a “disqualifying disposition,” as described below. The amount by which the fair market value of the Common Stock on the exercise date of an Incentive Stock Option exceeds the exercise price generally will increase the optionee’s “alternative minimum taxable income.”
A sale or exchange by an optionee of shares acquired upon the exercise of an Incentive Stock Option more than one (1) year after the transfer of the shares to such optionee and more than two (2) years after the date of grant of the option will result in any difference between the net sale proceeds and the exercise price being treated as capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the Incentive Stock Option or within one (1) year from the date of transfer of the Incentive Stock Option shares to the optionee, such sale or exchange will constitute a “disqualifying disposition” of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise and (b) the amount realized on such “disqualifying disposition” of the shares over (ii) the option exercise price of such shares will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction for the Company.
Term Of 2006 Plan
The term of the 2006 Plan is ten years from the date that the 2006 Plan is approved by the stockholders. No awards will be granted under the 2006 Plan after that date. Any awards granted prior to the end of the term, however, may extend beyond the term.
Conclusion And Recommendation
The Board believes it is in the interest of the Company and its stockholders to adopt the 2006 Plan to help to attract and retain persons of outstanding competence as executive officers and other key employees, and to further align their interests with those of the Company’s stockholders. The affirmative vote of a majority of the shares of the Company’s Com-

mon Stock present and entitled to vote, in person or by proxy, at the 2006 Annual Meeting is required for ratification and approval of the proposal to adopt the 2006 Plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE PROPOSAL TO ADOPT THE 2006 PLAN.
PROPOSALS FOR SUBMISSION AT NEXT ANNUAL MEETING
If a stockholder desires to submit a proposal to fellow stockholders at the Company’s annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management, such stockholder must notify the Company at its executive offices no later than May 17, 2007.
ANNUAL REPORTS
A copy of the Company’s Annual Report for the fiscal year ended March 31, 2006 is being mailed to each stockholder of record together with this Proxy Statement. The Company has filed with the SEC its Annual Report on Form 10-K for the fiscal year ended March 31, 2006. This report contains detailed information concerning the Company and its operations, supplementary financial information and certain schedules, which are not included in the Annual Report to stockholders. A copy of this report, without exhibits, will be furnished to stockholders without charge upon request in writing to Gerald C. Harvey, Vice President, Secretary & General Counsel of the Company, at TransTechnology Corporation, 700 Liberty Avenue, Union, New Jersey 07083-8198.
If requested, the Company will also provide such persons with copies of any exhibit to the Annual Report on Form 10-K upon the payment of a fee limited to the Company’s reasonable expenses in furnishing such exhibits. Such Report is not a part of the Company’s soliciting material.
OTHER MATTERS
The Board does not know of any matter to be acted upon at the Meeting other than the matters described herein. If any other matter properly comes before the Meeting, the holders of the proxies will vote thereon in accordance with their best judgment.
By Order of the Board of Directors

GERALD C. HARVEY
Vice President, Secretary and
General Counsel

Union, New Jersey
June 16, 2006

ANNEX A
BREEZE-EASTERN CORPORATION
2006 LONG-TERM INCENTIVE PLAN
SECTION 1 — Purpose:     Definitions
The purpose of the Breeze-Eastern Corporation 2006 Long-Term Incentive Plan (the “Plan”) is to enable Breeze-Eastern Corporation, formerly known as TransTechnology Corporation (the “Company”) to:

•	Provide key employees with an opportunity to acquire an equity interest in the Company, thereby increasing their personal interest in its continued success;

•	Enable the Company to attract, retain and reward key employees and directors of the Company and its Subsidiaries; and

•	Strengthen the mutuality of interests between the aforementioned individuals and the Company’s stockholders, by offering them performance-based stock incentives and/or other equity interests or equity-based incentives in the Company.
For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Book Value” means, as of any given date, on a per share basis (i) the Stockholders’ Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of the outstanding shares of Common Stock as of such year-end date (as adjusted by the Committee for subsequent events).

(c) “Change in Control” means the occurrence of any one (or more) of the following events after July 19, 2006.

(i) Any one person, or more than one person acting as a group, as defined in Section 13(d)(3) of the Exchange Act, acquires ownership of Common Stock that, together with the Common Stock already held by such person or group, constitutes more than 50% of the total Fair Market Value or the total voting power of the stock of the Company;

(ii) Any one person, or more than one person acting as a group, as defined in Section 13(d)(3) of the Exchange Act, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company;

(iii) A majority of the members of the Company’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of

Directors prior to the date of such appointment or election;

(iv) A change in ownership of a portion of the assets of the Company, which portion of the assets has a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the Company’s assets which shall be deemed to be equal to the total Fair Market Value of all the Company Stock;

(v) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned Company or for a sale or other disposition of all or substantially all of the assets of the Company; or

(vi) A tender offer or exchange offer is made by any person, including a group as defined in Section 13(d)(3) of the Exchange Act, for such amount of shares representing a majority of the voting power of the Company with respect to the election of the Company’s Board of Directors, and at least such amount of shares of Common Stock are acquired pursuant to such tender offer.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(e) “Committee” means the Committee referred to in Section 2 of the Plan.

(f) “Common Stock” means the common stock, par value $0.01 of the Company.

(g) “Company” means Breeze-Eastern Corporation, a corporation organized under the laws of the State of Delaware, formerly known as TransTechnology Corporation, or any successor corporation thereto.

(h) “Deferred Stock” means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

(i) “Disability” means with respect to a participant in the Plan, the participant is:

(i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

(ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under the accident and health plan provided to participants by the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means the fair market value of the Stock determined as follows:

(i) if such Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal na-

tional securities exchange on which the Stock is listed or admitted to trading;

(ii) if such Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination;

(iii) if such Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination; or

(iv) if none of the foregoing is applicable, the weighted average of the mean selling price on the nearest date before and the nearest date after the determination date.
In the case of an Incentive Stock Option, “Fair Market Value” shall be determined without regard to any restriction, other than a restriction, which by its terms will never lapse.

(l) “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(m) “Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Commission, which definition currently means a director who:

(i) is not currently an officer of or employed by the issuer or a parent or subsidiary of the issuer or otherwise currently employed by the issuer or a parent of subsidiary of the issuer; and

(ii) does not receive compensation either directly or indirectly from the issuer, a parent or subsidiary for consulting services or in any capacity other than as a director, except if the amount would not require disclosure pursuant to Item 404(a) of Regulation S-K (if the amount exceeds $60,000); and

(iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and

(iv) is not engaged in a business relationship for which disclosure would be required by Item 404(b) of Regulation S-K (amount exceeds 5% of revenue of issuer or another entity).

(n) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o) “Outside Director” means any Director who is not an employee of the Company or of a Subsidiary.

(p) “Other Stock-Based Award” means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based on Stock.

(q) “Plan” means this Breeze-Eastern Corporation 2006 Long Term Incentive Plan, as amended from time to time.

(r) “Restricted Stock” means an award of shares of Common Stock that is subject to restrictions under Section 7 below.

(s) “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 below to surrender to the Com-

pany all (or a portion) of a Stock Option in exchange for an amount equal to the difference between:

(v) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6, and

(vi) the aggregate exercise price of such Stock Option (or such portion thereof).

(t) “Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

(u) “Subsidiary” means all persons (other than the Company) who would be considered a single employer with the Company under Code Section 414(b) or would be considered a single employer under Code Section 414(c).
SECTION 2 — Administration
The Plan shall be administered by a Committee of not less than three members of the Board of Directors of the Company (the “Board”) all of whom shall be Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act.
The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, key employees, and Outside Directors deemed to be eligible under Section 4:

(a) Stock Options (including Incentive Stock Options and Non-Qualified Stock Options);

(b) Stock Appreciation Rights;

(c) Restricted Stock;

(d) Deferred Stock; and/or

(e) Other Stock-Based Awards.
In particular, the Committee shall have the authority:

(i) to select the officers and other key employees of the Company and its Subsidiaries to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

(iii) to determine the number of shares to be covered by each such award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common

Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

(v) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(j) or (k), as applicable, instead of Common Stock;

(vi) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred provided, however, that any authority of the Committee is intended to be interpreted and applied in the manner that does not result in the inclusion of compensation hereunder in gross income by reason of Section 409A of the Code and any provisions of the Plan that are inconsistent with such intent shall not be given effect to the extent necessary to enable the balance of the Plan to comply with such intent;

(vii) to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable;

(viii) to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and

(ix) to otherwise supervise the administration of the Plan.
All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.
SECTION 3 — Stock Subject to Plan
The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 500,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.
Subject to Section 6(b)(iv) below, if any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock, or Deferred Stock, or Other Stock-Based Award granted hereunder and forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.
In the event of any merger, reorganization, consolidation, re-capitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4 — Eligibility
Officers and other key employees of the Company and its Subsidiaries (but excluding members of the Committee) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries are eligible to be granted awards under the Plan. Specific performance measures will be used to determine the amount and nature of the awards granted. The measures shall be one or more of the following: earnings (total or per share); net income (total or per share); growth in net income (total or per share); income from selected businesses (total or per share); growth in net income or income from selected businesses (total or per share); pre-tax income or growth in pre-tax income; profit margins; revenues; revenue growth; premiums and fees; growth in premiums and fees; market share; change in market share; book value; total stockholder return; stock price; change in stock price; market capitalization; change in market capitalization; return on market value; stockholder equity (total or per share); return on equity; assets; return on assets; capital; return on capital; economic value added; market value added; cash flow; change in cash flow; expense ratios or other expense management measures; service quality; productivity ratios or other measures of operating efficiency or other measures of operational effectiveness.
The Committee may specify any reasonable definition of the measures it uses. Such definitions may provide for reasonable adjustments to the measures and may include or exclude any of the items listed above, including, but not limited to: realized investment gains and losses; special items identified in the Company’s reporting; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve strengthening, or financing activities; expenses for restructuring or productivity initiatives; and other non-operating items.
Outside Directors shall participate in the Plan in accordance with Section 10 below.
SECTION 5 — Stock Options
Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee may condition the grant of Stock Options upon the attainment of specified performance measures or goals, as defined in Section 4 herein, or such other factors as the Committee may determine, in its sole discretion. The provisions of Stock Options need not be the same with respect to each recipient.
Stock Options granted under the Plan may be of two types; (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options, however, may only be granted to employees.
The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).
Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions,

not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall be not less than (i) 110% of the Fair Market Value of the Stock at grant in the case of an individual who owns more than 10% of the Common Stock, determined under the rules of Section 424(d) of the Code (“Ten Percent Stockholder”), and (ii) 100% of the Fair Market Value of the Stock at grant in all other cases. The option price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be no less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than (i) five years after the date the Option is granted in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, and (ii) ten years after the date the Option is granted in all other cases.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(f) and (g), or unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option; provided, further, that, notwithstanding anything in the foregoing to the contrary, no Stock Option shall be exercisable prior to the date which is six months subsequent to the grant of said Stock Option.

(d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Participants may exercise Stock Options only with respect to whole number of shares.

Such notice shall be accompanied by payment in full of the purchase price, either by check, or in the case of non-executive optionees, a note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment may be made in full or in part in the form of unrestricted Common Stock already owned by the optionee.

No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a).

(e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the optionee’s lifetime only by the optionee.

(f) Termination by Death. Subject to Section 5(i), if an optionee’s employment by the Company or any Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. Subject to Section 5(i), if an optionee’s employment by the Company and any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. However, if the optionee dies within such one year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, if an optionee’s employment by the Company and any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised, to the extent otherwise than exercisable, for the lesser of three months or the balance of such Stock Option’s term.

(i) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or modified, nor shall any discretion or authority granted under the Plan be so exercised, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent required for “Incentive Stock Option” status under Section 422(b) of the Code (taking into account applicable Treasury Regulations, Internal Revenue Service notices and pronouncements), the aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) shall not exceed $100,000. Such aggregate Fair Market Value shall be determined as of the time of grant, taking into account, in the order in which granted, any other Incentive Stock Options granted by the Company or any subsidiary or parent corporation. If Section 422 is hereafter amended to delete the requirement that the plan must expressly provide for the $100,000 limitation, then this second paragraph of Section 5(i) shall no longer be operative.

To the extent permitted under Section 422 of the Code or the applicable Treasury Regulations thereunder or any applicable Internal Revenue Service notice or pronouncement:

A. an Incentive Stock Option shall be exercisable no later than three months following termination of employment with the Company or a Subsidiary;

B. in the event the optionee’s employment is terminated by reason of Disability, the three month period of Section 5(i)(A) is extended to twelve months; and

C. in the event the optionee’s employment is terminated by reason of death, the three-month period of Section 5(i)(A) is waived entirely.

(j) Buyout Provisions. The Committee may at any time offer to purchase from a participant Common Stock, Restricted Stock or an Option previously granted that is exercisable and has not expired, based on such terms and conditions as the Committee shall establish and communicate to the participant at the time that such offer is made.

(k) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Stock Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved, other than those restrictions which, by their terms, will never lapse.
SECTION 6 — Stock Appreciation Rights
(a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. The option price of a Stock Appreciation Right shall be no less than 100% of the Fair Market Value of the Common Stock at grant.
A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares by a related Stock Option.
A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.
(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan. Notwithstanding anything to the contrary in this Section 6, no Stock Appreciation Right shall be exercisable prior to the date which is six (6) months subsequent to the date of grant of said Stock Appreciation Right.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the mean between the highest and lowest quoted selling price of the Stock on the stock exchange upon which the Stock is then listed.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e) of the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan for the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.
SECTION 7 — Restricted Stock
(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.
The Committee may condition the grant of Restricted Stock upon the attainment of specified performance measures or goals, as defined in Section 4 herein, or such other factors as the

Committee may determine, in its sole discretion.
The provisions of Restricted Stock Awards need not be the same with respect to each recipient.
(b) Awards and Certificates. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(i) Shares of Restricted Stock may be issued for no cash consideration.

(ii) In order to receive an award of Restricted Stock, the Participant must first execute a Restricted Stock Award Agreement and pay whatever price (if any) is required under Section 7(b)(i).

(iii) Each participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.
(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan and the award agreement during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan.

(ii) Except as provided in this Paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment with the Company and any Subsidiary for any reason during the Restriction Period, all shares still subject to restriction will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

(v) A participant may elect to further extend the Restriction Period for a specified period or until a specified event, subject in each case to the Committee’s prior approval. Such election must be made by the participant no less than 12 months prior to the original expiration date of the Restriction Period and such extension of the Restriction Period shall be for no less than five (5) years.
(d) Rules and Procedures. The Committee shall develop such rules and procedures, not inconsistent with the provisions of this Section 7, as it deems necessary or appropriate relating to awards of Restricted Stock under the Plan.
(e) Notwithstanding anything in this Section 7 to the contrary, Restricted Stock granted hereunder shall be required to be held for a minimum of six (6) months prior to disposition.
SECTION 8 — Deferred Stock
(a) Administration. Deferred Stock may be awarded either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).
The Committee may condition the grant of Deferred Stock upon the attainment of specified performance measures or goals, as defined in Section 4 herein, or such other factors or criteria as the Committee shall determine, in its sole discretion.
The provisions of Deferred Stock awarded under this Section 8 need not be the same with respect to each recipient.
(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(v) below, Deferred Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(iv), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the award of Deferred Stock.

(ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by an award of Deferred Stock will be paid to the participant currently.

(iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant’s employment with the Company or any Subsidiary for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s prior approval. Such election must be made by the participant no less than 12 months prior to the original expiration date of the Deferral Period or date the first installment is to be paid and such extension of the Deferral Period shall be for no less than five (5) years.

(v) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participants.
(c) Notwithstanding anything to the contrary in this Section 8, Deferred Stock granted hereunder shall be required to be held for a minimum of six (6) months prior to disposition.
SECTION 9 — Other Stock-Based Awards
(a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, or Deferred Stock granted under the Plan and/or cash awards made outside of the Plan.
Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period.
The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.
(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 9 shall be subject to the following terms and conditions:

(i) Subject to the provisions of this Plan and the award agreement referred to in Section 9(b)(v) below, shares subject to awards made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of this Plan and the award agreement, the recipient of an award under this Section 9 shall be entitled to receive currently interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award and such amounts (if any) shall be deemed to have been reinvested in additional Stock subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(iii) Any award under Section 9 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) Each award under this Section 9 shall be confirmed by, and subject to the terms of an agreement or other instrument by the Company and by the participant.

(v) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 9 may be issued for no cash consideration.
(c) Notwithstanding anything to the contrary in this Section 9, Other Stock-Based Awards granted hereunder shall be required to be held for a minimum of six (6) months prior to disposition.
SECTION 10 — Outside Directors
Outside Directors shall participate in the Plan in accordance with this Section 10.
(a) Administration. Shares of Restricted Stock shall be issued to Outside Directors within a reasonable time of the Outside Director’s election to office, and each annual re-election, in each instance in an amount equal to one half of the dollar value of the retainer due to the Outside Director for the period of service until he or she is reelected for a succeeding term of the Board of Directors. The number of shares awarded shall be determined by dividing one-half of the dollar value of the retainer due to the Outside Director by the closing price of the Stock on the stock exchange upon which the Stock is then listed on the date of the Outside Director’s initial election to the Board and, thereafter, on the date of the annual meeting of stockholders of each year.
(b) Awards and Certificates. The Outside Director shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(i) Shares of Restricted Stock under this Section 10 shall be issued for no cash consideration.

(ii) Each Outside Director receiving a Restricted Stock Award under this Section 10 shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(iii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.
(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of this Plan and the award agreement, during the Restriction Period, the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan until six (6) months after said participant ceases to be a member of the Board.

(ii) Except as provided in this Paragraph (ii) and Section 10(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock divi-

dends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(iii) Subject to the applicable provisions of the award agreement and this Section 10, if a participant ceases to be a director before the next annual meeting of stockholders, the Restricted Stock awarded during the fiscal year in which the director ceases to be a member of the Board of Directors will revert to the Plan.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

(v) A participant may elect to further extend the Restriction Period for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Such election must be made by the participant no less than 12 months prior to the original expiration date of the Restriction Period and such extension of the Restriction Period shall be for no less than five (5) years.
(d) Rules and Procedures. The Committee shall develop such rules and procedures, not inconsistent with the provisions of this Section 10, as it deems necessary or appropriate relating to awards of Restricted Stock under this section.
(e) Notwithstanding anything in this Section 10 to the contrary, Restricted Stock granted hereunder shall be required to be held for a minimum of six months prior to disposition.
SECTION 11 — Change in Control
In the event of a Change in Control, except as the Board may expressly provide otherwise in resolutions adopted prior to the Change in Control:

(a) All Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control; and

(b) All restrictions and conditions of all grants of Restricted Stock (including Restricted Stock granted pursuant to Section 10 above) Deferred Stock and Other Stock-Based Awards then outstanding shall be deemed satisfied as of the date of the Change in Control.
Notwithstanding anything in this Plan to the contrary, any Stock Option which has been outstanding for less than six months on the date of such Change in Control shall be exercisable immediately if the grant of such Stock Option was approved by the Board or the Committee provided for in Section 2 hereof.

SECTION 12 —	Amendments and Terminations
The Board may amend, modify, or discontinue the Plan, but no amendment, modification, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock Award, or Other Stock-Based Award theretofore granted, without the participant’s consent. Furthermore, in addition to such limitations upon amend-

ments as may be imposed by any stock exchange on which the Stock is traded, no amendment may be adopted without the consent of the Company’s stockholders that would:

(a) increase the aggregate number of shares that may be issued under the Plan,

(b) modify the requirements affecting eligibility to participate in the Plan, or

(c) materially increase the benefits accruing to insiders under the Plan. The preceding sentence is intended solely to satisfy the requirements of Code Section 422, and it not intended to confer upon participants any rights to have the Plan continued without amendment.
The Committee shall not grant new Stock Options in substitution for previously granted Stock Options and shall not reprice previously granted Stock Options.
Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rates, as well as other developments.
SECTION 13 — Unfunded Status of Plan
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.
SECTION 14 — General Provisions
(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
(c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.
(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.
(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or Other Stock-Based Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, and other Stock-Based Awards).
(f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.
SECTION 15 — Effective Date of Plan
The Plan shall be effective as of July 19, 2006, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Common Stock at the annual stockholders’ meeting in 2006. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by the stockholders.
SECTION 16 — Term of Plan
No Stock Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of stockholder approval, but awards granted prior to such tenth (10th) anniversary may extend beyond that date.

PREPARED FOR:          TRANSTECHNOLOGY
PREPARED ON:             4/12/2006
ZACKS TOTAL RETURN ANNUAL COMPARISON
5 YEAR CUMULATIVE TOTAL RETURN SUMMARY
March 2006

		2001	2002	2003	2004	2005	2006

TRANSTECHNOLOGY	Return %		71.16	-40.45	44.34	4.57	15.61
	Cum $	100.00	171.16	101.93	147.12	153.84	177.85
S&P 500 Index — Total Return	Return %		-7.85	-22.10	28.68	10.87	4.91
	Cum $	100.00	92.15	71.78	92.37	102.41	107.44
Peer Only	Return %		43.47	-27.21	58.28	31.71	32.70
	Cum $	100.00	143.47	104.43	165.28	217.70	288.89
Peer + TRANSTECHNOLOGY	Return %		46.74	-32.47	58.05	30.12	32.34
	Cum $	100.00	146.74	99.09	156.61	203.78	269.69

NOTE:	Data complete through last fiscal year.
NOTE:	Corporate Performance Graph with peer group uses peer group only performance (excludes only company).
NOTE:	Peer group indices use beginning of period market capitalization weighting.

ANNUAL TOTAL RETURN PERCENTAGES
ANNUAL TOTAL RETURN PERCENTAGES

Name	Initial	2001	2002	2003	2004	2005	2006

TRANSTECHNOLOGY	100.00	-55.94	71.16	-40.45	44.34	4.57	15.61
CW	100.00	32.89	39.41	-8.18	56.33	22.22	16.93
SIF	100.00	-19.71	23.25	-73.55	170.00	9.87	5.62
HEI	100.00	16.75	12.56	-43.00	94.67	28.45	58.09
EDO	100.00	123.33	81.03	-32.62	33.78	25.34	3.11
DCO	100.00	39.33	53.93	-48.23	129.12	-14.42	11.01
LDSH	100.00	80.00	-0.87	-60.08	95.95	35.30	145.51
TGI	100.00	30.45	3.16	-42.72	47.21	17.82	13.65
MOG.A	100.00	44.722	50.440	-7.018	55.660	35.501	25.900
UCI	100.00	32.53	115.83	-49.29	53.59	64.30	52.53

STARTING BASIS — CUMULATIVE TOTAL DOLLAR RETURN ($100 BASIS)

Name	Initial	2001	2002	2003	2004	2005	2006

TRANSTECHNOLOGY	100.00	-111.88	-8.46	-37.03	27.92	5.84	16.52
CW	100.00	65.79	65.33	-13.52	48.71	33.04	22.53
SIF	100.00	-39.43	14.09	-83.91	27.36	12.57	6.32
HEI	100.00	33.49	16.77	-50.21	47.14	41.86	82.41
EDO	100.00	246.67	280.89	-124.24	-8.19	23.26	3.83
DCO	100.00	78.67	96.36	-94.70	6.84	-15.40	9.31
LDSH	100.00	159.99	-2.27	-58.72	39.61	49.28	217.22
TGI	100.00	60.90	5.08	-44.89	26.02	22.46	16.71
MOG.A	100.00	89.44	95.56	-13.72	48.02	52.55	39.51
UCI	100.00	65.06	191.19	-143.52	-23.32	49.30	78.42

WEIGHTED ANNUAL RETURNS — BEGINNING OF PERIOD MARKET CAPITALIZATION BASIS
WEIGHTED ANNUAL RETURN PERCENTAGES
PEER COMPANIES ONLY

Name	Initial	2001	2002	2003	2004	2005	2006

TRANSTECHNOLOGY
CW	0.000	7.392	7.977	-1.906	13.707	5.004	2.411
SIF	0.000	-0.367	0.229	-0.516	0.513	0.048	0.025
HEI	0.000	2.126	1.271	-3.398	6.936	2.419	5.577
EDO	0.000	3.462	6.906	-4.180	4.728	2.847	0.366
DCO	0.000	2.187	2.774	-2.228	5.102	-0.783	0.433
LDSH	0.000	4.179	-0.053	-2.101	2.182	0.940	4.599
TGI	0.000	6.316	0.586	-6.402	6.593	2.189	1.649
MOG.A	0.000	3.208	14.983	-4.924	8.402	13.306	11.935
UCI	0.000	8.396	8.796	-1.556	10.112	5.744	5.706
WEIGHTED AVERAGE RETURNS	0.000	36.899	43.468	-27.212	58.276	31.714	32.701

WEIGHTED ANNUAL RETURN PERCENTAGES
COMPANY + PEER GROUP

Name	Initial	2001	2002	2003	2004	2005	2006

TRANSTECHNOLOGY	0.000	-2.456	0.941	-0.531	0.565	0.053	0.162
CW	0.000	7.067	7.871	-1.881	13.533	4.946	2.386
SIF	0.000	-0.351	0.226	-0.509	0.506	0.048	0.025
HEI	0.000	2.032	1.254	-3.353	6.848	2.392	5.519
EDO	0.000	3.310	6.815	-4.125	4.668	2.815	0.362
DCO	0.000	2.091	2.737	-2.199	5.037	-0.774	0.428
LDSH	0.000	3.996	-0.052	-2.074	2.154	0.929	4.551
TGI	0.000	6.039	0.578	-6.318	6.509	2.164	1.632
MOG.A	0.000	4.217	6.438	-0.692	8.616	7.262	5.824
UCI	0.000	5.839	19.931	-10.788	9.612	10.283	11.452
WEIGHTED AVERAGE RETURNS	0.000	31.784	46.739	-32.470	58.048	30.116	32.342

ANNUAL MARKET CAPITALIZATION — BEGINNING OF PERIOD MARKET CAPITALIZATION BASIS
ANNUAL MARKET CAPITALIZATION ($)

Name	Initial	2001	2002	2003	2004	2005	2006

Peer
CW	100.00	367.97	484.91	964.25	620.13	960.83	727.78
SIF	100.00	30.50	23.62	29.03	7.69	20.87	23.09
HEI	100.00	207.85	242.25	326.89	186.72	362.77	490.62
EDO	100.00	45.96	204.19	530.15	356.75	479.38	601.96
DCO	100.00	91.03	123.21	191.13	100.70	231.62	200.84
LDSH	100.00	85.54	145.26	144.68	57.95	113.56	161.53
TGI	100.00	339.68	444.60	620.03	355.92	523.97	617.59
MOGA	100.00	161.50	309.88	413.31	399.58	882.82	1161.28
UCI	100.00	307.43	417.75	917.50	463.00	690.21	1126.00
TOTAL MKT CAP	900.00	1637.45	2395.67	4136.97	2548.44	4266.03	5110.69

ANNUAL MARKET CAPITALIZATION WEIGHTS (%)
PEER GROUP ONLY

Name	Initial	2001	2002	2003	2004	2005	2006

Peer
CW	0.00	0.22	0.20	0.23	0.24	0.23	0.14
SIF	0.00	0.02	0.01	0.01	0.00	0.00	0.00
HEI	0.00	0.13	0.10	0.08	0.07	0.09	0.10
EDO	0.00	0.03	0.09	0.13	0.14	0.11	0.12
DCO	0.00	0.06	0.05	0.05	0.04	0.05	0.04
LDSH	0.00	0.05	0.06	0.03	0.02	0.03	0.03
TGI	0.00	0.21	0.19	0.15	0.14	0.12	0.12
MOGA	0.00	0.10	0.13	0.10	0.16	0.21	0.23
UCI	0.00	0.19	0.17	0.22	0.18	0.16	0.22
TOTAL MKT CAP

ANNUAL MARKET CAPITALIZATION — BEGINNING OF PERIOD MARKET CAPITALIZATION BASIS
ANNUAL MARKET CAPITALIZATION ($)

Name	Initial	2001	2002	2003	2004	2005	2006

Peer
TTLG	100.00	75.18	32.09	55.07	32.87	49.71	53.61
CW	100.00	367.97	484.91	964.25	620.13	960.83	727.78
SIF	100.00	30.50	23.62	29.03	7.69	20.87	23.09
HEI	100.00	207.85	242.25	326.89	186.72	362.77	490.62
EDO	100.00	45.96	204.19	530.15	356.75	479.38	601.96
DCO	100.00	91.03	123.21	191.13	100.70	231.62	200.84
LDSH	100.00	85.54	145.26	144.68	57.95	113.56	161.53
TGI	100.00	339.68	444.60	620.03	355.92	523.97	617.59
MOGA	100.00	161.50	309.88	413.31	399.58	882.82	1161.28
UCI	100.00	307.43	417.75	917.50	463.00	690.21	1126.00
TOTAL MKT CAP	800.00	1712.63	2427.76	4192.04	2581.31	4315.74	5164.30

ANNUAL MARKET CAPITALIZATION WEIGHTS (%)
PEER GROUP ONLY

Name	Initial	2001	2002	2003	2004	2005	2006

Peer
TTLG	0.00	0.04	0.01	0.01	0.01	0.01	0.01
CW	0.00	0.21	0.20	0.23	0.24	0.22	0.14
SIF	0.00	0.02	0.01	0.01	0.00	0.00	0.00
HEI	0.00	0.12	0.10	0.08	0.07	0.08	0.10
EDO	0.00	0.03	0.08	0.13	0.14	0.11	0.12
DCO	0.00	0.05	0.05	0.05	0.04	0.05	0.04
LDSH	0.00	0.05	0.06	0.03	0.02	0.03	0.03
TGI	0.00	0.20	0.18	0.15	0.14	0.12	0.12
MOGA	0.00	0.09	0.13	0.10	0.15	0.20	0.22
UCI	0.00	0.18	0.17	0.22	0.18	0.16	0.22
TOTAL MKT CAP

000000000.000 ext
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	000004	000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1	Least Address Line	000000000.000 ext
ADD 2		000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6

C 1234567890 JNT

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

Nominees:
	For	Withhold		For	Withhold		For	Withhold
01 — Joseph S. Bracewell	☐	☐	04 — John H. Dalton	☐	☐	07 — William M. Shockley	☐	☐
02 — Thomas V. Chema	☐	☐	05 — Gail F. Lieberman	☐	☐	08 — Robert L.G. White	☐	☐
03 — Jan Naylor Cope	☐	☐	06 — William J. Recker	☐	☐

B	Issues

The Board of Directors recommends a vote FOR the following proposals.					Mark this box with an X if you have made comments below. ☐

		For	Against	Abstain

2.	To approve the change of the name of the Company to Breeze-Eastern Corporation.	☐	☐	☐

3.	To approve the Company’s 2006 Long Term Incentive Plan.	☐	☐	☐

4.	In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting.

C	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
The undersigned hereby confer(s) upon the Proxy discretionary authority with respect to the election of Directors in the event that any of the above nominees is unable or unwilling to serve at the Meeting.
Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Please be sure to sign and date this Proxy.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

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0 0 9 6 4 7	1 U P X	C O Y	+

Revocable Proxy

TRANSTECHNOLOGY CORPORATION
700 Liberty Avenue
Union, NJ 07083-8198
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Robert L.G. White, Joseph F. Spanier and Gerald C. Harvey, or any two of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of Common Stock, Par Value $0.01 per Share, of TransTechnology Corporation held of record by the undersigned on May 31, 2006 at the annual meeting of shareholders to be held on July 19, 2006, or any adjournment or adjournments thereof (the “Meeting”). This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all of the nominees and FOR Proposals 2 and 3. This proxy will be voted in the discretion of the Proxy upon such other business as may properly come before the Meeting.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.